UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 15, 2020

 Date of Report (Date of Earliest Event Reported)

Central Index Key Number of issuing entity:  0001786008

CSAIL 2019-C17 Commercial Mortgage Trust

(Exact name of issuing entity)

Central Index Key Number of registrant:  0001654060

Credit Suisse Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

Central Index Key Number of sponsor:  0001628601

Column Financial, Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001767304

3650 REIT
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001755531

Societe Generale Financial Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001685185

UBS AG
(Exact name of sponsor as specified in its charter)

New York	333-227081-03	38-4123693 38-4123694 38-7221371
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of issuing entity)	File Number of issuing entity)	Identification Numbers)

c/o Wells Fargo Bank, National Association

as Certificate Administrator

9062 Old Annapolis Road

Columbia, MD

(Address of principal executive offices of issuing entity)

(212) 538-1807

Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events.

The Grand Canal Shoppes Mortgage Loan, which constituted approximately 3.7% of the asset pool of the issuing entity as of its cut-off date, is an asset of the issuing entity and is part of a loan combination that is being serviced and administered under the pooling and servicing agreement, dated as of July 1, 2019, relating to the Morgan Stanley Capital I Trust 2019-H7, filed as Exhibit 4.2 to the Current Report on Form 8-K filed on September 25, 2019 (the “MSC 2019-H7 PSA”).  Effective June 15, 2020, pursuant to Section 7.01 of the MSC 2019-H7 PSA, LNR Partners, LLC was removed as special servicer of the Grand Canal Shoppes Mortgage Loan and Situs Holdings, LLC (“Situs Holdings”), a Delaware limited liability company, was appointed as the successor special servicer of the Grand Canal Shoppes Mortgage Loan under the MSC 2019-H7 PSA.

                In the interest of transaction management, this Form 8-K is being filed to record that, effective as of June 15, 2020, the Grand Canal Shoppes Mortgage Loan will be specially serviced, if necessary, pursuant to the MSC 2019-H7 PSA by Situs Holdings.  Situs Holdings maintains its principal special servicing office at 101 Montgomery Street, Suite 2250, San Francisco, California 94104 and its telephone number is 713-328-4400.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Credit Suisse Commercial Mortgage Securities Corp.
(Depositor)
Date: June 15, 2020
	By:	/s/ Charles Y. Lee
Name: Charles Y. Lee
Title: President and CEO